EXHIBIT 99.1

IN THE SUPERIOR COURT OF FULTON COUNTY
STATE OF GEORGIA

CINDY BEAR and WILLIAM F.	)
QUIRK, JR.,	)
)
Plaintiffs,	)
	)	Civil Action No.
v.	)
	)	2020CV333862
HEALTH DISCOVERY	)
CORPORATION, a Georgia corporation;	)
GEORGE H. MCGOVERN, III;	)
COLLEEN M. HUTCHINSON;	)
WILLIAM F. FROMHOLZER; JAMES	)
MURPHY; EDWARD MORRISON;	)
MARTY DELMONTE and JAMES	)
DENGLER,	)
)
Defendants.

MOTION TO WITHDRAW AS COUNSEL OF RECORD

Now come Dorothy H. Cornwell, Nicholas B. Corser, and Fox Rothschild LLP, attorneys of record for Plaintiffs CINDY BEAR and WILLIAM F. QUIRK, and respectfully request leave to withdraw as counsel of record under the provisions of Rule 4.3 of the Uniform Superior Court Rules of Georgia.

The undersigned have given their clients, the Plaintiffs, due written notice of their intention to withdraw, as shown by the Notice of Intent to Withdraw as Counsel for Plaintiffs (the “Notice”) attached to the Notification Certificate filed herewith, more than 10 days prior to submitting this request to the Court. Notice was provided to Plaintiffs via email.

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In accordance with Rule 4.3 and the Notice, the undersigned certify that Plaintiffs have been informed of the following:

a.	The undersigned intend to withdraw as counsel of record;

b.	The Superior Court of Fulton County retains jurisdiction of this action;

c.	Plaintiffs each have the burden of keeping the Court informed of their current addresses for the service of notices, pleadings, or other papers;

d.	Plaintiffs each have the obligation to prepare for trial or hire new counsel to prepare for trial, when the trial date has been scheduled and to conduct and respond to discovery or motions in the case.

e.	If either or both of the Plaintiffs fails or refuses to meet these burdens, either or both of the Plaintiffs may suffer adverse consequences, including, in criminal cases, bond forfeiture and arrest.

f.	There are currently no scheduled hearings, trials, or other proceedings scheduled in the above-styled action; as such, no hearing, trial, or other proceeding will be affected by the withdrawal of counsel.

g.	Service of notices may be made upon each of the Plaintiffs at each of their last known addresses:

Cindy Bear:	10521 E. Windrose Drive Scottsdale, AZ 85259
William F. Quirk, Jr.:	10 Water Witch Crossing Savannah, GA 31411

h.	A corporation may only be represented in Court by an attorney, and an attorney must sign all pleadings submitted to the Court, and a corporate officer may not represent the corporation in Court unless that officer is also an attorney licensed to practice law in the State of Georgia or is otherwise allowed by law; and

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i.	The Plaintiffs were required to object to counsel’s withdrawal within 10 days of the Notice, on or before April 20, 2020.

More than 10 days have elapsed since the Notice was provided to the Plaintiffs, and the undersigned have received no objection to their withdrawal.

Granting this request will not delay the trial or otherwise interrupt the orderly operation of the Court or be manifestly unfair to the Plaintiffs.

Notice has been given to opposing counsel by copy of this motion. The notification certificate required by Rule 4.3 of the Uniform Superior Court Rules is attached hereto as Exhibit A. The Plaintiffs’ last known mailing and electronic addresses and telephone numbers are:

Cindy Bear:	10521 E. Windrose Drive Scottsdale, AZ 85259 cbdbear@aol.com 480-329-7761
William F. Quirk, Jr.:	10 Water Witch Crossing Savannah, GA 31411 wfquirk@bellsouth.net 912-323-3169

WHEREFORE, the undersigned respectfully pray for an order permitting withdrawal of counsel. A proposed order is submitted herewith.

This 5th day of May, 2020.

/s/ Dorothy H. Cornwell
Dorothy H. Cornwell
Georgia Bar No. 552635

/s/ Nicholas B. Corser
Nicholas B. Corser
Georgia Bar No. 290744

FOX ROTHSCHILD LLP

999 Peachtree Street NE, Suite 1500

Atlanta, Georgia 30309

Telephone: (404) 962-1200

Facsimile: (404) 962-1200

dcornwell@foxrothschild.com

ncorser@foxrothschild.com

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CERTIFICATE OF SERVICE

This is to certify that the undersigned has served the foregoing pleading upon all parties to this action by electronically filing it with the Clerk of Court using Odyssey, which will send notification by email of such filing to:

Lucas Westby

Erika Birg

Lee D. Wedekind

NELSON MULLINS RILEY & SCARBOROUGH LLP

This is to further certify that the undersigned has served the foregoing pleading upon the

Plaintiffs in this action via U.S. Mail and electronic mail, as follows:

Cindy Bear:	10521 E. Windrose Drive Scottsdale, AZ 85259 cbdbear@aol.com
William F. Quirk, Jr.:	10 Water Witch Crossing Savannah, GA 31411 wfquirk@bellsouth.net

This 5th day of May, 2020.

/s/ Dorothy H. Cornwell
Dorothy H. Cornwell

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Exhibit A

IN THE SUPERIOR COURT OF FULTON COUNTY

STATE OF GEORGIA

CINDY BEAR and WILLIAM F.	)
QUIRK, JR.,	)
)
Plaintiffs,	)
	)	Civil Action No.
v.	)
	)	020CV333862
HEALTH DISCOVERY	)
CORPORATION, a Georgia corporation;	)
GEORGE H. MCGOVERN, III;	)
COLLEEN M. HUTCHINSON;	)
WILLIAM F. FROMHOLZER; JAMES	)
MURPHY; EDWARD MORRISON;	)
MARTY DELMONTE and JAMES	)
DENGLER,	)
)
Defendants.

NOTIFICATION CERTIFICATE

The Notice of Intent to Withdraw as Counsel for Plaintiffs, attached hereto, was provided to Plaintiffs CINDY BEAR and WILLIAM F. QUIRK, Jr. by the most expedient means available, at their last known electronic addresses. The Plaintiffs’ last known contact information is

Cindy Bear:	10521 E. Windrose Drive Scottsdale, AZ 85259 cbdbear@aol.com 480-329-7761
William F. Quirk, Jr.:	10 Water Witch Crossing Savannah, GA 31411 wfquirk@bellsouth.net 912-323-3169

This 5th day of May, 2020.

/s/ Dorothy H. Cornwell
Dorothy H. Cornwell
Georgia Bar No. 552635
Nicholas B. Corser
Georgia Bar No. 290744

FOX ROTHSCHILD LLP

999 Peachtree Street NE, Suite 1500

Atlanta, Georgia 30309

Telephone: (404) 962-1200

Facsimile: (404) 962-1200

dcornwell@foxrothschild.com

ncorser@foxrothschild.com

IN THE SUPERIOR COURT OF FULTON COUNTY

STATE OF GEORGIA

CINDY BEAR and WILLIAM F.	)
QUIRK, JR.,	)
)
Plaintiffs,	)
	)	Civil Action No.
v.	)
	)	2020CV333862
HEALTHDISCOVERY	)
CORPORATION, a Georgia corporation;	)
GEORGE H. MCGOVERN, III;	)
COLLEEN M. HUTCHINSON;	)
WILLIAM F. FROMHOLZER; JAMES	)
MURPHY; EDWARD MORRISON;	)
MARTY DELMONTE and JAMES	)
DENGLER,	)
)
Defendants.

NOTICE OF INTENT TO WITHDRAW AS COUNSEL FOR PLAINTIFFS

Now come Dorothy H. Cornwell, Nicholas B. Corser, and Fox Rothschild LLP, attorneys of record for Plaintiffs CINDY BEAR and WILLIAM F. QUIRK, Jr. (the "Clients"), and pursuant to Uniform Superior court Rule 4.3, provide this Notice of Intent to Withdraw as counsel of record for the Plaintiffs as follows:

a)	The undersigned wish to withdraw as counsel of record for the Clients in the above- styled case.

b)	The Superior Court of Fulton County retains jurisdiction of this action.

c)	The Clients each have the burden of keeping the Court informed respecting where notices, pleadings, or other papers may be served.

d)	The Clients each have the obligation to prepare for trial or hire new counsel to prepare for trial, when the trial date has been scheduled and to conduct and respond to discovery or motions in the case.

e)	If either or both of the Clients fails or refuses to meet these burdens, either or both of the Clients may suffer adverse consequences, including, in criminal cases, bond forfeiture and arrest.

f)	There are currently no scheduled hearings, trials, or other proceedings scheduled in the above-styled action; as such, no hearing, trial, or other proceeding will be affected by the withdrawal of counsel.

g)	Service of notices may be made upon each of the Clients at each of their last known mailing addresses:

Cindy Bear:	10521 E. Windrose Drive Scottsdale, AZ 85259
William F. Quirk, Jr.:	10 Water Witch Crossing Savannah, GA 31411

h)	A corporation may only be represented in Court by an attorney, and an attorney must sign all pleadings submitted to the Court, and a corporate officer may not represent the corporation in Court unless that officer is also an attorney licensed to practice law in the State of Georgia or is otherwise allowed by law; and

i)	The Clients have the right to object within 10 days of the date of this Notice, on or before April 20, 2020.

This 7th day of April, 2020.

/s/ Dorothy H. Cornwell
Dorothy H. Cornwell
Georgia Bar No. 552635
Nicholas B. Corser
Georgia Bar No. 290744

FOX ROTHSCHILD LLP

999 Peachtree Street NE, Suite 1500

Atlanta, Georgia 30309

Telephone: (404) 870-3763

Telecopier: (404) 962-1200

DCornwell@foxrothschild.com

NCorser@foxrothschild.com

IN THE SUPERIOR COURT OF FULTON COUNTY

STATE OF GEORGIA

CINDY BEAR and WILLIAM F.	)
QUIRK, JR.,	)
)
Plaintiffs,	)
	)	Civil Action No.
v.	)
	)	2020CV333862
HEALTH DISCOVERY	)
CORPORATION, a Georgia corporation;	)
GEORGE H. MCGOVERN, III;	)
COLLEEN M. HUTCHINSON;	)
WILLIAM F. FROMHOLZER; JAMES	)
MURPHY; EDWARD MORRISON;	)
MARTY DELMONTE and JAMES	)
DENGLER,	)
)
Defendants.

ORDER

The Court has considered the Motion to Withdraw as Counsel of Record, filed by Dorothy H. Cornwell, Nicholas B. Corser, and Fox Rothschild LLP (collectively, “Counsel”), counsel for Plaintiffs. The record demonstrates that:

a.	Counsel provided Plaintiffs with notice of their intention to withdraw as counsel of record on April 7, 2020, via email to Plaintiffs at their last known electronic addresses;

b.	More than ten days have elapsed since the notice was provided to Plaintiffs, and Counsel has not received any objection from Plaintiffs;

c.	Counsel’s notice to Plaintiffs informed Plaintiffs of all information required by Rule 4.3 of the Uniform Superior Court Rules;

d.	Granting the Motion to Withdraw as Counsel of Record will not delay the trial of this matter or otherwise interrupt the orderly operation of the Court or be manifestly unfair to the Plaintiffs.

In light of the foregoing, the Court hereby GRANTS the Motion to Withdraw as Counsel of Record.

NOW, THEREFORE, IT IS HEREBY ORDERED as follows:

Dorothy H. Cornwell, Nicholas B. Corser, and Fox Rothschild LLP are permitted to withdraw as counsel of record for the Plaintiffs. The Court will retain jurisdiction of this action, and Plaintiffs have the burden of keeping the Court informed respecting where notices, pleadings, and other papers may be served. Plaintiffs have the obligation to prepare for trial, when the trial date has been scheduled, and to conduct and respond to discovery or motions in the case. If Plaintiffs fail or refuse to meet these burdens, they may suffer adverse consequences.

Until Plaintiffs inform the Court otherwise, service shall be made upon the Plaintiffs as follows:

To Cindy Bear:	10521 E. Windrose Drive Scottsdale, AZ 85259 cbdbear@aol.com
To William F. Quirk, Jr.:	10 Water Witch Crossing Savannah, GA 31411 wfquirk@bellsouth.net

SO ORDERED, this        day of                        , 2020.

Judge Eric Dunaway
Superior Court of Fulton County

Order prepared by:

/s/ Dorothy H. Cornwell

Dorothy H. Cornwell

Georgia Bar No. 552635

Nicholas B. Corser

Georgia Bar No. 290744

FOX ROTHSCHILD LLP

999 Peachtree Street NE, Suite 1500

Atlanta, Georgia 30309

Telephone: (404) 962-1200

Facsimile: (404) 962-1200

dcornwell@foxrothschild.com

ncorser@foxrothschild.com